================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         -------------------------------
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2004

                         -------------------------------
                           GATX Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       1-8319                94-1661392
(State or other jurisdiction of      (Commission File          (IRS Employer
        incorporation)                    Number)           Identification No.)



            500 West Monroe Street
               Chicago, Illinois                      60661-3676
   (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (312) 621-6200

ITEM 5.  OTHER EVENTS.

On May 13, 2004, GATX Financial Corporation issued a press release announcing an offer to exchange any and all of three series of Notes due 2006 for a new series of Notes due 2011.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          99a  GATX Financial Corporation press release dated May 13, 2004

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                         GATX FINANCIAL
                                                          CORPORATION
                                                 -------------------------------
                                                          (Registrant)

                                                        /s/ Brian Kenney
                                                 -------------------------------
                                                        Brian A. Kenney
                                                   Senior Vice President and
                                                    Chief Financial Officer
                                                   (Duly Authorized Officer)

Date:  May 13, 2004

                                INDEX TO EXHIBITS

Exhibit No.                                                 Method of Filing
-----------                                                 ----------------
99a            GATX Financial Corporation press release     Filed Electronically
               dated May 13, 2004